OPT-SCIENCES CORPORATION

                        1912 Bannard Street
                        Post Office Box 221
                  Riverton, New Jersey 08077-0221
                           (856) 829-2800


              Notice of Annual Meeting of Shareholders
                    To Be Held on March 21, 2001


  The Annual Meeting of Shareholders of OPT-SCIENCES CORPORATION (the "Company"), will be held at 2:30 p.m. (EST) on Wednesday, March 21, 2001 at the offices of Kania, Lindner, Lasak and Feeney, Suite 525, Two Bala Plaza, 333 City Avenue, Bala Cynwyd, PA 19004 to consider and act upon the following matters:

          (1) To elect three directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

          (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

          Only shareholders of record on the books of the Company at the close of business on February 2, 2001 will be entitled to notice of and vote at the meeting or any adjournment thereof.

          The Annual Report of the Company for the year ended
  October 28, 2000 is enclosed herewith.

                                                  By Order
                                                  of the
                                                  Board of
                                                  Directors




                                 ______________
                                      Anderson L. McCabe,
                                 President
                                          March 5, 2001



                         IMPORTANT

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                         REQUESTED
                   NOT TO SEND US A PROXY


              MANAGEMENT INFORMATION STATEMENT
                 OF OPT-SCIENCES CORPORATION

             For Annual Meeting of Shareholders
                  To be held March 21, 2001


                 Management has furnished this statement to shareholders regarding matters to be voted at the Annual Meeting of Shareholders of Opt-Sciences
         Corporation (the "Company"). The Annual Meeting will be held at 2:30 p.m. (EST) on Wednesday, March 21, 2001 at the offices of Kania, Lindner,
         Lasak and Feeney, Suite 525, Two Bala Plaza, 333
         City Avenue, Bala Cynwyd, PA  19004.


         WE ARE NOT ASKING YOU FOR A PROXY AND WE ARE
                        REQUESTING
                   NOT TO SEND US A PROXY

             VOTING SECURITIES AND RECORD DATE

                 The Common Stock ($.25 par value) is the only outstanding class of voting securities.
         Holders of record at the close of business of February 2, 2001 are entitled to notice of the meeting and to vote at the meeting and any adjournment thereof. At the close of business on February 2, 2001, 775,585 shares of Common Stock were issued, outstanding, and entitled to vote.
         The holders of Common Stock will vote as one class at the meeting of the Shareholders. Each share of Common Stock entitles the holder at the record date to one vote at the meeting.


              PRINCIPAL SHAREHOLDERS AND QUORUM

                 A Trust for the benefit of the children of Arthur J., Kania owns 510,853 shares (66% of the outstanding shares). No other person is known by Management to own of record or beneficially more than 5% of the outstanding shares of the Company.

                 A majority of the outstanding shares of
         the Common Stock of the Company, represented in person or by proxy, shall constitute a quorum at the meeting, and since there is no provision for cumulative voting, only the affirmative vote of the majority of the shares represented at the Meeting is required to elect Directors and approve such other matters to be considered by the Shareholders.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
         AND MANAGEMENT

         Directors (all of whom are nominees):

         Name and Address of      Amount and Nature of Percentage
           Beneficial Owner             of Voting Securities
         Beneficial Ownership


         Anderson L. McCabe	               844(1)      0(1)
         P.O. Box 221
         1912 Bannard Street
         Riverton, N.J.  08077

         Arthur J. Kania                    23,723(1)     3%(1)

         Suite 525, Two Bala Plaza
         Bala Cynwyd, PA  19004

         Arthur J. Kania, Jr.                    0(1)      0(1)
         Suite 525, Two Bala Plaza
         Bala Cynwyd, PA  19004



         Holders of 5% or More of Voting Securities


         Allen Speiser, Trustee            510,853       66%
         Arthur John Kania Trust
         Suite 525, Two Bala Plaza
         333 City Avenue
         Bala Cynwyd, PA  19004



         1.      Excludes 510,853 shares (66% of the
         outstanding shares) owned by a Trust for the benefit of Arthur J. Kania's children. Mr. Kania disclaims beneficial ownership in all such shares.
          Mr. McCabe, husband of a beneficiary of the trust, disclaims beneficial ownership in all such shares. Arthur J. Kania, Jr., a son of Arthur J.
         Kania, is a beneficiary of the aforementioned trust, but has no power to vote such shares in said trust and is not a beneficial owner under the applicable rules.


                  MATTERS TO BE ACTED UPON

         Election of Directors

                 Three directors are to be elected at the Annual Meeting and those persons elected will hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. The by-laws provide that the Board of Directors shall consist of no more than five members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at three.

                 Any vacancy that occurs during the year
         may be filled by a majority vote of the Board of Directors without any further shareholder action. The vacancy may be filled for the remainder of the term, which is until the next Annual Meeting.
         There is no reason to believe that any nominee will be unable to serve if elected, and to the knowledge of Management all nominees intend to serve the entire term for which election is sought.

                         Positions with Company;          Year
                         Principal Occupation and
                                  First
                         Business Experience
                                  Became
                         During Past Five Years;
                                  Director
         Nominees(Age)           Other Directorships(1)
                          of Company

         Anderson L.             Director of the Company;
                                          1987
         McCabe (45)      President of the Company
                                  from 1/1/86 to present.


                                 Arthur J.        Director
                                 and Secretary
                                                1977
                                 Kania (69)              of
                                 the Company;
                                  Principal of Trikan
         Associates
                                  (real estate ownership
         and management-
                                  investment firm); Partner
         of Kania,
                         Lindner, Lasak and Feeney (law
         firm);
                                  Director of Summit
         Bancorp.

         Arthur J.                Director of the Company;
                        1987
         Kania, Jr (45)          Principal of Trikan
         Associates
                         (real estate ownership and
         management-
                          investment firm); Vice-President
         of
                          Newtown Street Road Associates
         (real
                          estate ownership and management).

         1. This column lists directorships held in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange
         Act of 1934 or subject to the requirements of Sections 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940. This column does not include directorships held with any of the Company's subsidiaries.




          INFORMATION REGARDING EXECUTIVE OFFICERS

                 Anderson L. McCabe, 45 years old, is
         President and Chief Executive Officer of the
         Company and its manufacturing subsidiary. He graduated from the University of South Carolina in 1977 and received a B.S. in Chemical Engineering.
         From 1977 to 1985, he was employed by United
         Engineers and Constructors, Inc., a subsidiary of Raytheon Corporation as Process Engineer with managerial responsibilities. In 1986 he became president of the Company. He is a registered professional engineer.

                 Arthur J. Kania, 69 years old, is the
         Secretary-Treasurer of the Company, and a Director since 1977. He is not active in the day-to-day operations of the Company or its manufacturing subsidiary. Mr. Kania's principal occupations in the past five years have been as Principal of Trikan Associates (real estate ownership and management - investment firm); and as a partner of the law firm of Kania, Lindner, Lasak and Feeney.

     THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

                 During the most recent fiscal year, the
         Board of Directors held two meetings, both of which were attended by all Directors and one of which constituted an audit committee meeting.
         There are no separate committees of the Board of Directors. Management does not know of any Company transaction in which any nominee for Director or any Officer had a direct or indirect material interest other than that reflected in this information statement.

         REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

                  The following table sets forth on an
         accrual basis for the fiscal years shown, the remuneration of the sale compensated executive officer of the Company.
                 Summary Compensation Table

        (a)            (b)           (c)         (d)

Name and Principal
    Position          Year         Salary       Bonus

Anderson L. McCabe    2000         75,000      25,000
President, Director   1999         75,000      35,000
                      1998         75,000      35,000


              DIRECTOR COMPENSATION FOR LAST FISCAL YEAR

                           Cash Compensation


      Name     Annual Retainer  Meeting Fees Consulting Fees Other Fees
       (a)            (b)          (c)                    (d)

Anderson L. McCabe      $7,500           $0                         $0
Arthur J. Kania         $7,500           $0                         $0
Arthur J. Kania, Jr.    $7,500           $0                         $0

                            Security Grants


      Name        Number of Shares   Number of Securities
                 Underlying Options
                    Capital/SARS
                         (e)                 (f)

Anderson L. McCabe        0                   0
Arthur J. Kania           0                   0
Arthur J. Kania, Jr.      0                   0


         CERTAIN TRANSACTIONS AND RELATIONSHIPS


                 During fiscal 2000, the Company incurred legal fees of $17,000 to the firm of Kania, Lindner, Lasak and Feeney, of which Mr. Arthur J.
         Kania is the senior partner.


          RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS


                 Mayer, Shanzer & Mayer, P.C. and its
         predecessors have acted as independent certified public accountants for the Company since 1968. No change is presently contemplated. The Company has been advised that neither that accounting firm nor any shareholder thereof has any direct financial interest or any material indirect interest in the Company. A representative of Mayer, Shanzer &
         Mayer, P.C. will be present and available for questioning at the Meeting and will have an opportunity to make a statement at that time.




                ANNUAL REPORT ON FORM 10-KSB


                 The 2000 Annual Report of the Company,
         which includes financial statements for the fiscal year ended October 28, 2000, accompanies the information statement.


                 Upon the written request of any person who on the record date was a record owner of the Company's Common Stock, or who represents in good faith that he was on such date, a beneficial owner of such stock entitled to vote at the Annual
         Meeting, the Company will send to such person, without charge, a copy of its Annual Report on Form 10-KSB for fiscal year 2000 as filed with Securities and Exchange Commission. Requests for this report should be directed to Anderson L.
         McCabe, President, Opt-Sciences Corporation, 1912
         Bannard Street, Post Office Box 221, Riverton, New
         Jersey, 08077-0221.


                    STOCKHOLDER PROPOSALS

                 Any qualified Shareholder desiring to have his proposal included on the Company's proxy materials for the annual meeting to be held in the year 2002 must submit such proposal in writing to the Company no later than September 30, 2001.

                        OTHER MATTERS

                 Management does not know of any other
         business which is likely to be brought before the 2001 Annual Meeting. However, in the event that other matters properly come before the 2001 Annual
         Meeting, they will be acted upon accordingly.


         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
              REQUESTED NOT TO SEND US A PROXY.




                     Anderson L. McCabe
                          President